Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Roanoke Gas Company, a Virginia corporation (the "Company"), does hereby constitute and appoint Frank A. Farmer, Jr., John B. Williamson, III and Roger L. Baumgardner, and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of the Company to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the registration of up to 182,000 shares of its common stock, $5 par value ("Common Stock"):

                  A Registration Statement of the Company respecting the Common Stock on an appropriate form under the Securities Act of 1933, as amended, and any amendments thereto, including amendments increasing or decreasing the amount of Common Stock for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission and/or any regulatory authority for any State in the United States of America;

granting unto said Attorneys and each of them full power and authority to do and perform every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as he himself might or could do if personally present, hereby ratifying and confirming all that said Attorneys in Fact and Agents or each of them may lawfully do or cause to be done by virtue hereof.

         WITNESS the signatures and seals of the undersigned this 22nd day of December, 1997.



                                            s/Frank T. Ellett          (SEAL)
                                            ---------------------------------


                                            s/John H. Parrott          (SEAL)
                                            ---------------------------------


                                            s/Lynn D. Avis             (SEAL)
                                            ---------------------------------


                                            s/Wilbur L. Hazlegrove     (SEAL)
                                            ---------------------------------


                                            s/Abney S. Boxley, III     (SEAL)
                                            ---------------------------------
                                            s/J. Allen Layman          (SEAL)
                                            ---------------------------------


                                            s/S. Frank Smith           (SEAL)
                                            ---------------------------------


                                            s/John B. Williamson, III  (SEAL)
                                            ---------------------------------


                                            s/Roger L. Baumgardner     (SEAL)
                                            ---------------------------------


                                            s/Frank A. Farmer          (SEAL)
                                            ---------------------------------



                                            ____________________________(SEAL)



                                            ____________________________(SEAL)

STATE OF VIRGINIA                   )
                                    )       to-wit:
CITY OF ROANOKE                     )


         I, Susan E. Miller, a Notary Public in and for the City of Roanoke, in the State of Virginia, do hereby certify that


Frank T. Ellett                             S. Frank Smith
-------------------------                   ----------------------------

John H. Parrott                             John B. Williamson, III
-------------------------                   ----------------------------

Lynn D. Avis                                Roger L. Baumgardner
-------------------------                   ----------------------------

Wilbur L. Hazlegrove                        Frank A. Farmer
-------------------------                   ----------------------------

Abney S. Boxley, III
-------------------------                   ----------------------------

J. Allen Layman
-------------------------                   ----------------------------

whose names are signed to the foregoing writing bearing date the 22nd day of December, 1997, this day personally appeared before me and acknowledged the same in my City and State aforesaid.

         GIVEN under my hand and seal this 22nd day of December, 1997.




                                                    s/Susan E. Miller
                                             -------------------------------
                                                     Notary Public


My Commission Expires:


April 30, 2001

(SEAL)